Exhibit 10.2

SUPPLEMENT NO. 1 TO INTERCREDITOR AGREEMENT

     This Supplement No. 1 dated as of this 31st day of March, 1998 to the Intercreditor Agreement dated as of August 20, 1997 (the "Intercreditor Agreement") is made among the Lender (as hereinafter defined), and each of the Noteholders (as hereinafter defined); the Noteholders, the Lender and each of the additional Persons, if any, that become Creditors under the Intercreditor Agreement are individually referred to as a "Creditor" and are collectively referred to herein as the "Creditors."

RECITALS:

     A. Under and pursuant to the separate and several Note Purchase Agreements, each dated as of February 14, 1997 (as such agreements may have been or may be modified or amended from time to time, collectively, the "Note Purchase Agreements"), between Insituform Technologies, Inc., a Delaware corporation (the "Company"), and each of the Purchasers named on Schedule A attached thereto respectively, the Company has heretofore issued and sold its 7.88% Senior Notes, Series A, due February 14, 2007, in the aggregate principal amount of $110,000,000 (the holders of the Notes currently outstanding are referred to herein individually as a "Noteholder" and collectively as the "Noteholders").

     B. Under and pursuant to that certain Loan Agreement dated as of August 20, 1997 (as such agreement may have been or may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Loan Agreement"), between the Company and NationsBank, N.A. (the "Lender"), the Lender has made available to the Company certain revolving credit facilities in a current aggregate principal amount up to $20,000,000 (all obligations in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

     C. The Lender and the Noteholders have heretofore entered into the Intercreditor Agreement.

     D. As required by the Loan Agreement, Insituform Southwest, Inc., a Delaware corporation (the "Additional Subsidiary Guarantor") and successor-in-interest to Insituform Southwest, has concurrently herewith executed and delivered a Joinder to Unlimited Guaranty and Contribution Agreement (as such agreement may be modified or amended from time to time, the "Additional Lender Guaranty"), dated as of March 31, 1998, pursuant to which the Additional Subsidiary Guarantor has irrevocably, absolutely and unconditionally guaranteed to the Lender the payment and performance of all obligations of the Company under the Loan Agreement.

     E. As required by the Note Purchase Agreements, the Additional Subsidiary Guarantor has concurrently herewith executed and delivered a Guaranty Agreement (as such agreement may be modified or amended, the "Additional Noteholder Guaranty"), dated as of March 31, 1998, pursuant to which the Additional Subsidiary Guarantor has irrevocably, absolutely and unconditionally guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Purchase Agreements.

     F. Pursuant to the requirements of the Loan Agreement and the Note Purchase Agreements, the parties have agreed to enter into this Supplement No. 1, so as to require of the Creditors the sharing of any recovery under the Additional Lender Guaranty and the Additional Noteholder Guaranty in accordance with the terms of the Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor
Agreement.

     2. Effective as of the date hereof, for purposes of the Intercreditor Agreement: (i) the term "Subsidiary Guarantors" shall include the Additional Subsidiary Guarantor; (ii) the term "Lender Guaranty" shall include the Additional Lender Guaranty; and (iii) the term "Noteholder Guaranty" shall include the Additional Noteholder Guaranty.

     3. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one
Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     4. Except as modified by this Supplement No. 1, all terms, conditions and covenants contained in the Intercreditor Agreement are hereby ratified and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

NATIONSBANK, N.A.                  THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY

By s/Emil A. Krueger               By s/Richard A. Strait
  ------------------------           ----------------------------
  Its Vice President                 Its Authorized Representative

THE SECURITY MUTUAL LIFE IN-       PRINCIPAL MUTUAL LIFE INSURANCE
 SURANCE COMPANY OF LINCOLN,         COMPANY
 NEBRASKA

By s/William R. Schmeeckle         By s/Shabnam P. Miglani
  -------------------------          ----------------------------
   Its 2nd Vice President            Its Counsel

                                   By s/Kent T. Kelsey
                                     ----------------------------
                                     Its Counsel

RELIASTAR LIFE INSURANCE COMPANY   ALLSTATE LIFE INSURANCE COMPANY


By s/James V. Wittich              By s/Charles D. Mires
  --------------------------         ----------------------------
  Its Authorized Representative

NORTHERN LIFE INSURANCE COMPANY    By s/Ronald A. Mendel
                                     ----------------------------
                                     Authorized Signatories

By s/James V. Wittich              THE LIBERTY CORPORATION (as
  ---------------------------       transferee of PIERCE NATIONAL
  Its Assistant Treasurer           LIFE INSURANCE COMPANY)

RELIASTAR UNITED SERVICES LIFE
  INSURANCE COMPANY

By s/James V. Wittich              By s/Douglas W. Kroske
  ---------------------------        ----------------------------
  Its Assistant Treasurer            Its Authorized Officer

RELIASTAR BANKERS SECURITY LIFE    ALEXANDER HAMILTON LIFE
  INSURANCE COMPANY                  INSURANCE COMPANY OF AMERICA


By s/James V. Wittich              By s/John C. Ingram
  ---------------------------        ----------------------------
  Its Vice President, Investments    Its Senior Vice President

JEFFERSON-PILOT LIFE INSURANCE
  COMPANY


By s/Robert E. Whalen
  ---------------------------
  Its Vice President

CONNECTICUT GENERAL LIFE IN-       THE LINCOLN NATIONAL LIFE IN-
  SURANCE COMPANY, on behalf        SURANCE COMPANY (as transferee
  of one or more separate           of CONNECTICUT GENERAL LIFE
  accounts                          INSURANCE COMPANY)

By: CIGNA Investments, Inc.


By s/Daniel E. Feder               By s/J.Steven Staggs
  --------------------------         ----------------------------
   Its Vice President                Its Vice President


CONNECTICUT GENERAL LIFE           CIGNA PROPERTY AND CASUALTY
  INSURANCE COMPANY                 INSURANCE COMPANY

By: CIGNA Investments, Inc.        By: CIGNA Investments, Inc.


By s/Daniel E. Feder               By s/Daniel E. Feder
  --------------------------         ----------------------------
   Its Vice President                Its Vice President


LIFE INSURANCE COMPANY OF
 NORTH AMERICA

By: CIGNA Investments, Inc.


By s/Daniel E. Feder
  --------------------------
  Its Vice President

     The undersigned hereby acknowledge and agree to the foregoing Supplement No. 1.

INSITUFORM TECHNOLOGIES, INC.    AFFHOLDER, INC.
                                 INA ACQUISITION CORP.
                                 INSITUFORM CENTRAL, INC.
By s/William A. Martin           INSITUFORM GULF SOUTH, INC.
  ----------------------------   INSITUFORM MID-AMERICA, INC.
  Its Senior Vice President -    INSITUFORM MIDWEST, INC.
  Chief Financial Officer        INSITUFORM MISSOURI, INC.
                                 INSITUFORM NORTH, INC.
INSITUFORM OF NEW ENGLAND, INC.  INSITUFORM NORTH AMERICA CORP.
                                 INSITUFORM PLAINS, INC.
                                 INSITUFORM ROCKIES, INC.
By s/William A. Martin           INSITUFORM SOUTHEAST, INC.
  -----------------------------  INSITUFORM SOUTHWEST, INC.
  Its Treasurer and Clerk        INSITUFORM TEXARK, INC.
                                 INSITUFORM WEST, INC.
                                 NUPIPE, INC.
                                 UNITED PIPELINE SYSTEMS USA, INC.



                                 By s/William A. Martin
                                   ----------------------------
                                   Vice President of each of the
                                    foregoing entities

=================================================================








                       GUARANTY AGREEMENT


                   Dated as of March 31, 1998


                               By


                   Insituform Southwest, Inc.







     Re:       $110,000,000 7.88% Senior Notes, Series A,
                         Due February 14, 2007,
                                 of
                     INSITUFORM TECHNOLOGIES, INC.

















=================================================================

                        TABLE OF CONTENTS

                  (Not a part of the Agreement)

SECTION                  HEADING                            PAGE

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Recitals . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1.     DEFINITIONS . . . . . . . . . . . . . . . . .   1

SECTION 2.     GUARANTY OF NOTES AND NOTE AGREEMENT. . . . .   2

SECTION 3.     GUARANTY OF PAYMENT AND PERFORMANCE . . . . .   2

SECTION 4.     GENERAL PROVISIONS RELATING TO THE GUARANTY .   3

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF
               THE GUARANTORS. . . . . . . . . . . . . . . .   8

SECTION 6.     GUARANTOR COVENANTS . . . . . . . . . . . . .   9

     Section 6.1.   Compliance with Law. . . . . . . . . . .   9
     Section 6.2.   Insurance. . . . . . . . . . . . . . . .  10
     Section 6.3.   Maintenance of Properties. . . . . . . .  10
     Section 6.4.   Payment of Taxes and Claims. . . . . . .  10
     Section 6.5.   Corporate Existence, etc.. . . . . . . .  11

SECTION 7.     SUBMISSION TO JURISDICTION. . . . . . . . . .  11

SECTION 8.     JUDGMENTS . . . . . . . . . . . . . . . . . .  11

SECTION 9.     NOTICES . . . . . . . . . . . . . . . . . . .  12

SECTION 10.    AMENDMENTS AND MODIFICATIONS;
               SOLICITATION OF NOTEHOLDERS . . . . . . . . .  12

SECTION 11.    PROCEEDS. . . . . . . . . . . . . . . . . . .  13

SECTION 12.    MISCELLANEOUS . . . . . . . . . . . . . . . .  13

Signatures . . . . . . . . . . . . . . . . . . . . . . . . .  14

                       GUARANTY AGREEMENT

Re:       $110,000,000 7.88% Senior Notes, Series A,
                 Due February 14, 2007, of
                INSITUFORM TECHNOLOGIES, INC.


     This GUARANTY AGREEMENT (the or this "Guaranty") is dated as of March 31, 1998 and given by Insituform Southwest, Inc., a corporation organized under the laws of the State of Delaware (the "Guarantor").

                            RECITALS:

     A.   The Guarantor is a Subsidiary of Insituform
Technologies, Inc., a Delaware corporation (the "Company").

     B. The Company has entered into separate and several Note Purchase Agreements each dated as of February 14, 1997 (collectively, the "Note Purchase Agreements"), between the Company and each of the Purchasers named on Schedule A attached to the Note Purchase Agreements (together with their successors and assigns, the "Noteholders"), providing for, among other things, the issue and sale by the Company to the Noteholders of $110,000,000 aggregate principal amount of its 7.88% Senior Notes, Series A, due February 14, 2007 (the "Notes").

     C. Certain Subsidiaries of the Company (the "Other Guarantors") entered into a Guaranty Agreement dated as of August 20, 1997 in which they irrevocably, absolutely and unconditionally guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Purchase Agreements.

     D. Pursuant to Section 9.8 of the Note Purchase Agreements, upon which the Noteholders relied at the time of the original issuance of the Notes, and upon which each subsequent holder of the Notes relied at the time of its subsequent acquisition of the Notes, the Company is required to cause the Guarantor to enter into this Guaranty.

     E. The Guarantor is part of an affiliated group of corporations with the Company and it will receive substantial direct and indirect benefit by reason of the original issue and sale by the Company of the Notes.

     NOW, THEREFORE, in consideration of the premises and in further consideration of the sum of Ten Dollars ($10.00) paid to the Guarantor by the Noteholders, the receipt whereof is hereby acknowledged, the Guarantor does hereby covenant and agree as follows:

SECTION 1.     DEFINITIONS.

     Unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned thereto in the Note
Purchase Agreements and such definitions shall be equally applicable to both the singular and plural forms of any of the terms so defined.

SECTION 2.     GUARANTY OF NOTES AND NOTE AGREEMENT.

     (a) Subject to Section 2(b) below, the Guarantor does hereby irrevocably, absolutely and unconditionally guaranty unto the Noteholders (i) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts,
(ii) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owned by the Company under the terms of the Notes and the Note Purchase Agreements, and (iii) the full and prompt payment, upon demand by any Noteholder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or the Note Purchase Agreements or in the protection or enforcement of any rights, privileges or liabilities under this Guaranty or in any consultation or action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or the Note Purchase Agreements or any of the terms thereof or of any other like circumstance or circumstances.

     (b) The obligations of the Guarantor hereunder shall be limited to the lesser of (i) the obligations of the Company guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent the Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

SECTION 3.     GUARANTY OF PAYMENT AND PERFORMANCE.

     This is a guaranty of payment and performance and the Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreements be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Noteholder may, at its option, proceed hereunder against the Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company, any of the Other Guarantors, or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Noteholder of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company, any of the Other Guarantors, or any other Person to any Noteholder or by any failure, delay, neglect or omission by the Noteholder to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Noteholder.

SECTION 4.     GENERAL PROVISIONS RELATING TO THE GUARANTY.

     (a) The Guarantor hereby consents and agrees that any Noteholder or Noteholders from time to time, with or without any further notice to or assent from the Guarantor, may, without in any manner affecting the liability of the Guarantor under this Guaranty, upon such terms and conditions as any such Noteholder may deem advisable:

          (i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other instruments and this Guaranty; or

          (ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or

          (iii) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

     The Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

     (b) The Guarantor hereby waives, to the fullest extent permitted by law: (i) notice of acceptance of this Guaranty by the Noteholders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Noteholders upon this Guaranty (it being understood that every indebtedness, liability and obligation described in Section 1 shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); (ii) demand of payment by any Noteholder from the Company, any of the Other Guarantors, or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for the payment by any Noteholder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guarantor. The obligations of the Guarantor under this Guaranty and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

     (c) The obligations of the Guarantor hereunder shall be binding upon the Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

          (i) the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreements or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company, any of the Other Guarantors, or any other Person on the Notes or under the Note Purchase Agreements or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver the Note Purchase Agreements or to perform any of its obligations thereunder or the existence or continuance of the Company, any of the Other Guarantors, or any other Person as a legal entity; or

          (ii) any default, failure or delay, willful or otherwise, in the performance by the Company, any of the Other Guarantors, or any other Person of any obligations of any kind or character whatsoever of the Company, any of the Other Guarantors, or any other Person (including, without limitation, the obligations and undertakings of the Company, any of the Other Guarantors, or any other Person under the Notes or the Note Purchase Agreements); or

          (iii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any of the Other Guarantors, or any other Person or in respect of the property of the Company, any of the Other Guarantors, or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company, any of the Other Guarantors, or any other Person; or

          (iv) impossibility or illegality of performance on the part of the Company, any of the Other Guarantors, or any other Person of its obligations under the Notes, the Note Purchase Agreements, this Guaranty or any other instruments; or

          (v) in respect of the Company, any of the Other Guarantors, or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any of the Other Guarantors, or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any of the Other Guarantors, or any other Person and whether or not of the kind hereinbefore specified; or

          (vi) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

          (vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Purchase Agreements or any instrument relating thereto; or

          (viii) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

          (ix) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of Default and of nonpayment, any failure to give notice to the Guarantor of failure of the Company, any of the Other Guarantors, or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes or the Note Purchase Agreements or failure to resort for payment to the Company, any of the Other Guarantors, or any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

          (x) the acceptance of any additional security or other guaranty, the advance of additional money to the Company, any of the Other Guarantors, or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes or the Note Purchase Agreements, or the sale, release, substitution or exchange of any security for the Notes; or

          (xi) any defense whatsoever that the Company, any of the Other Guarantors, or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment in cash thereof, or to the performance or observance of any of the provisions of the Note Purchase Agreements, whether through the satisfaction or purported satisfaction by the Company, any of the Other Guarantors, or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding up or otherwise; or

          (xii) any act or failure to act with regard to the Notes, the Note Purchase Agreements or anything which might vary the risk of the Guarantor; or

          (xiii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the obligations of the Guarantor under this Guaranty;

provided, that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of the Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreements, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreements, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall Default under the terms of the Notes or the Note Purchase Agreements and that notwithstanding recovery hereunder for or in respect of any given Default or Defaults by the Company under the Notes or the Note Purchase Agreements, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent Default.

     (d) Subject to the provisions of the Note Purchase Agreements, all rights of any Noteholder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantor under this Guaranty or the Company.

     (e) To the extent of any payments made under this Guaranty, the Guarantor shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but the Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, the Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Guarantor in accordance with the provisions of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder or Noteholders against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right unless and until 366 days after all of the Notes and all other sums due and payable under the Note Purchase Agreements have been fully paid and discharged. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under the Note Purchase Agreements and this Guaranty, such amounts shall be held in trust for the benefit of the Noteholders and shall forthwith be paid to the Noteholders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreements and this Guaranty, whether matured or unmatured. The Guarantor acknowledges that it has received direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreements and that the waiver set forth in this subsection is knowingly made as a result of the receipt of such benefits.

     (f) The Guarantor agrees that to the extent the Company, any of the Other Guarantors, or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

     (g) No Noteholder shall be under any obligation (i) to marshal any assets in favor of the Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantor hereunder or (ii) to pursue any other remedy that the Guarantor may or may not be able to pursue itself and that may lighten the Guarantor's burden or any right which the Guarantor hereby expressly waives.

     (h) The obligations of the Guarantor with respect to the guaranty and all other obligations under this Guaranty of the Guarantor are direct and unsecured obligations of the Guarantor ranking pari passu as against the assets of the Guarantor and pari passu with all other present and future Indebtedness of the Guarantor which is not expressed to be subordinate or junior in rank to any other Indebtedness of the Guarantor (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Purchase
Agreements securing other Indebtedness).

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

     The Guarantor represents and warrants to you as follows:

     (a) Organization; Power and Authority. The Guarantor is duly organized, validly existing and, if a corporation, in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Guarantor has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

     (b) Authorization, etc. This Guaranty has been duly authorized by all necessary corporate or other action under its organizational and governing instruments on the part of the Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Compliance with Laws, Other Instruments, etc. (1) The execution, delivery and performance by the Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any subsidiary thereof under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Guarantor or any subsidiary thereof is bound or by which the Guarantor or any subsidiary thereof or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any subsidiary thereof or
(iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the

Guarantor or any subsidiary thereof, other than any contravention, breach, default, creation, conflict or violation under clauses (i) through (iii), inclusive, of this Section 5(c) which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          (2) All obligations of the Guarantor under this Guaranty are direct and unsecured obligations of the Guarantor ranking pari passu with all other existing unsecured Indebtedness of the Guarantor (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of the Guarantor.

     (d) Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty.

SECTION 6.     GUARANTOR COVENANTS.

     Section 6.1. Compliance with Law. The Guarantor will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and ERISA, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 6.2. Insurance. The Guarantor will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section 6.3. Maintenance of Properties. The Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective Material properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent the Guarantor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 6.4. Payment of Taxes and Claims. The Guarantor will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guarantor or any subsidiary thereof; provided that neither the Guarantor nor any subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Guarantor or such subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guarantor or a subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Guarantor or such subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 6.5. Corporate Existence, etc. The Guarantor will at all times preserve and keep in full force and effect its corporate or other existence, except to the extent otherwise permitted by the Note Purchase Agreements. The Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Guarantor and its Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

SECTION 7.     SUBMISSION TO JURISDICTION.

     The Guarantor hereby irrevocably submits and consents to the nonexclusive jurisdiction of the Federal court located within the Northern District of the State of Illinois (or if such court lacks jurisdiction, the state courts located therein) and irrevocably agrees that all actions or proceedings relating to this Guaranty may be litigated in such courts, and the Guarantor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by delivery to it at the address set forth in Section 9 or to its agent referred to below at such agent's address set forth below and that service so made shall be deemed to be completed upon actual receipt. The

Guarantor hereby irrevocably appoints the Company as its agent for the purpose of accepting service of any process within the State of Illinois. Nothing contained in this Section 7 shall affect the right of any Noteholder to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Guarantor or to enforce a judgment obtained in the courts of any other jurisdiction.

SECTION 8.     JUDGMENTS.

     The Guarantor agrees that any payment made by the Guarantor to any Noteholder or for the account of any such Noteholder in respect of any amount required to be paid by the Guarantor in lawful currency of the United States of America, which payment is made in any currency other than lawful currency of the United States of America, whether pursuant to any judgment or order of the court or tribunal or otherwise, shall constitute a discharge of the obligations of the Guarantor only to the extent of the amount of lawful currency of the United States of America which may be purchased with such other currency on the day of payment. The Guarantor covenants and agrees that it shall, as a separate and independent obligation, which shall not be merged in any such judgment or order, pay or cause to be paid the amount not so discharged and required to be paid in lawful currency of the United States of America.

SECTION 9.     NOTICES.

     All communications provided for herein shall be in writing, and (a) if to the Company or the Guarantor, delivered or mailed prepaid by registered or certified mail or express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), or (b) if to any Noteholder, delivered or mailed prepaid by express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), in any case at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section 9:

     If to any Noteholder:    To its address for notices
                              appearing in Schedule A to the Note
                              Purchase Agreements or in any
                              written notice provided by any
                              Noteholder to the Company in
                              accordance with the Note Purchase
                              Agreements, as the case may be

     If to the Guarantor:     c/o Insituform Technologies, Inc.
                              702 Spirit 40 Park Drive
                              Chesterfield, Missouri 63005
                              Attention: President

     If to the Company:       Insituform Technologies, Inc.
                              702 Spirit 40 Park Drive
                              Chesterfield, Missouri 63005
                              Attention: President


SECTION 10.    AMENDMENTS AND MODIFICATIONS;
               SOLICITATION OF NOTEHOLDERS.

     (a) This Guaranty may only be amended and/or modified by an instrument in writing signed by the Guarantor and by the Noteholder or Noteholders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guaranty set forth in this Guaranty or amend the requirements of Sections 2, 3, 4 or 8 hereof or amend this Section 10. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

     (b) The Guarantor agrees that it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty, the Note Purchase Agreements or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Guarantor and shall be afforded the opportunity of considering the same for a period of not less than 30 days and shall be supplied by the Guarantor with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this Section 10 shall be delivered by the Guarantor to each Noteholder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. The Guarantor agrees that it will not, directly or indirectly, pay or cause to be paid yearly remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guaranty, the Note Purchase Agreements or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 11.    PROCEEDS.

     Each beneficiary of this Guaranty by its acceptance hereof agrees that any proceeds recovered hereunder will be shared pro rata among each beneficiary hereunder or under any other guaranty of the Guarantor.

SECTION 12.    MISCELLANEOUS.

     (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Noteholder to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for such Noteholder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

     (b) In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     (c) This Guaranty shall be binding upon each of the undersigned Guarantors and its respective successors and assigns and shall inure to the benefit of each Noteholder and its Successors and assigns so long as its Note remains outstanding and unpaid.

     (d) The Guarantor hereby agrees that the obligations of the Guarantor hereunder are joint and several with the obligations of any other guarantor of all or any portion of the indebtedness guaranteed hereby.

     (e) This Guaranty shall be governed by and construed in accordance with Illinois law, including all matters of construction, validity and performance.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by an authorized officer as of the 31st day of March, 1998.

                              INSITUFORM SOUTHWEST, INC.



                              By s/William A. Martin
                                --------------------------------
                                 Its Vice President

Acknowledged By:

INSITUFORM TECHNOLOGIES, INC.


By s/William A. Martin
  ---------------------------
    Its Senior Vice President
        Chief Financial Officer